SCHEDULE 14A
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by Registrant [X]
Filed by Party other than the Registrant

Check the appropriate box:

[   ] Preliminary Proxy Statement
[   ] Confidential for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[ X ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to ss.240.14a-12

                           JF CHINA REGION FUND, INC.
                (Name of Registrant as Specified in Its Charter)

                     ---------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

(1)   Title of each class of securities to which transaction applies:
      ___________________________
(2)   Aggregate number of securities to which transaction applies:
      ____________________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):_____________________________________________________________
(4)   Proposed maximum aggregate value of
      transaction:_____________________________________________________________
(5)   Total fee paid:__________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount previously paid:________________________________________________
(2)   Form, Schedule or Registration Statement No.:__________________________
(3)   Filing Party: _________________________________________________________
(4)   Date Filed: ___________________________________________________________

                                 [LOGO OMITTED]


                           JF CHINA REGION FUND, INC.

                              301 Bellevue Parkway
                           Wilmington, Delaware 19809


April 4, 2006

Dear Stockholder:

I have pleasure in enclosing the Notice of Annual Meeting of Stockholders of the JF China Region Fund, Inc. (the "Fund"), which will be held on Thursday, May 11, 2006 at 10:00 a.m. at One Liberty Plaza, 39th Floor Conference Center, New York, New York 10006.

I strongly urge you to read the enclosed Notice and Proxy Statement, vote, sign and return the proxy card in the postage-paid envelope provided.

My fellow directors and I wish to extend to you an invitation to attend this year's Annual Meeting of Stockholders and I very much hope that you will be able to do so.

Yours faithfully,

/s/ The Rt. Hon. The Earl of Cromer

THE RT. HON. THE EARL OF CROMER
Chairman

                       This page intentionally left blank.

                                 [LOGO OMITTED]

                           JF CHINA REGION FUND, INC.

                              301 Bellevue Parkway
                           Wilmington, Delaware 19809

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 11, 2006


To the Stockholders:

Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of JF China Region Fund, Inc. (the "Fund") will be held at One Liberty Plaza, 39th Floor Conference Center, New York, New York 10006, on Thursday, May 11, 2006, at 10:00 a.m., and at any adjournments or postponements thereof, for the following purposes:

     (1) to elect two directors of the Fund, each to hold office for the term indicated and until his successor shall have been elected and qualified; and

     (2) to consider and act upon such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Wednesday, March 8, 2006 was fixed by the Board of Directors as the record date for determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournments or postponements thereof.

                                      BY ORDER OF THE BOARD OF DIRECTORS

                                                    Hilary Lowe
                                                    Secretary

Wilmington, Delaware
April 4, 2006


                             YOUR VOTE IS IMPORTANT

          Whether or not you plan to attend the Fund's Annual Meeting, please execute and return the enclosed proxy promptly in the postage-paid envelope provided.

                       This page intentionally left blank.

                                 [LOGO OMITTED]

                           JF CHINA REGION FUND, INC.

                              301 Bellevue Parkway
                           Wilmington, Delaware 19809

                                 PROXY STATEMENT

                                  INTRODUCTION


This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of JF China Region Fund, Inc. (the "FUND") of proxies to be voted at the Annual Meeting of Stockholders (the "MEETING") of the Fund to be held at One Liberty Plaza, 39th Floor Conference Center, New York, NY 10006, on Thursday, May 11, 2006, at 10:00 a.m., and at any adjournments or postponements thereof, for the following purposes:

(1) to elect two directors of the Fund, each to hold office for the term indicated and until his successor shall have been elected and qualified; and

(2) to consider and act upon such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The enclosed proxy and this Proxy Statement are first being sent to the Fund's stockholders on or about April 6, 2006.

THE FUND WILL FURNISH, WITHOUT CHARGE, COPIES OF THE ANNUAL REPORT TO STOCKHOLDERS UPON REQUEST. REQUESTS FOR COPIES OF SUCH REPORTS SHOULD BE DIRECTED TO:

Computershare Trust Company, N.A.
P.O. Box 43010, Providence, RI 02940-3010
800-426-5523
www.computershare.com/equiserve

The cost of soliciting proxies and preparing the proxy materials will be borne by the Fund. The Fund will request securities brokers, custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of stock held of record and will reimburse them for their reasonable out-of-pocket expenses in forwarding such solicitation material. In addition, proxies may be solicited personally or by telephone or facsimile by directors, officers and employees of the Fund without additional compensation to them.

The Board of Directors has selected Andre Morgan, John DelPrete and Wade Boylan, and each of them, to act as proxies with full power of substitution. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" each proposal. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Fund at the Wilmington, Delaware address indicated above or by voting in person at the Meeting.

The Board of Directors has fixed the close of business on March 8, 2006, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. At that date, there were outstanding and entitled to vote 4,585,160 shares of Common Stock, par value $0.01 per share. Stockholders of the Fund on that date will be entitled to one vote on each matter to be voted for each share held (and one such vote for each director to be elected for each share held), with no shares having cumulative voting rights. Abstentions and "broker non-votes" (as defined below) are counted for purposes of determining whether a quorum is present for purposes of convening the Meeting. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power.

The principal executive offices of the Fund are located at 301 Bellevue Parkway, Wilmington, Delaware 19809, USA.

                                PRINCIPAL HOLDERS

Although the Fund does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company Participants, as of March 8, 2006*, to the knowledge of the Fund, the following were the record owner or beneficial owner of 5% or more of the outstanding shares of the Fund.

-----------------------------------------------------------------------------------------------------
                                                       NUMBER OF SHARES AND
  TITLE OF CLASS     NAME AND ADDRESS                  NATURE OF OWNERSHIP       PERCENT OF CLASS**
-----------------------------------------------------------------------------------------------------
 Common Stock        CEDE & Co.                             4,526,921                 98.72%
                     c/o Depository Trust Company           (record)
                     Box 20
                     New York, New York 10004-9998
-----------------------------------------------------------------------------------------------------
 Common Stock        BKF Asset Management, Inc.***           282,910                   6.17%
                     One Rockefeller Plaza                 (beneficial)
                     New York, New York 10020
-----------------------------------------------------------------------------------------------------

  * As of such date, the Directors and officers as a group owned less than 1% of the outstanding shares of the Fund.

 ** Because some or all of the shares attributable to BKF Asset Management, Inc. may be held through the Depository Trust Company, the total percentage in this column may exceed 100%.

*** Information as to beneficial ownership of BKF Asset Management, Inc. is based on a report filed with the U.S. Securities and Exchange Commission (the "SEC") on February 14, 2006.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS


There are three members on the current Board of Directors. Two of the current members of the Board of Directors, The Rt. Hon. The Earl of Cromer and Mr. Alexander Reid Hamilton (the "Nominees"), have been nominated to serve for the terms as indicated below and until their successors are elected and qualified.

The Rt. Hon. The Earl of Cromer was last elected by the stockholders at the 2003 Annual Meeting on May 8, 2003 to serve as Class I director for a term of three years. In accordance with the terms of his election, his term expires at the 2006 Annual Meeting upon the election and qualification of his successor. The Rt. Hon. The Earl of Cromer has been nominated to serve as a Class I director for a three-year term and until his successor shall have been elected and qualified.

Mr. Alexander Reid Hamilton was last elected by the stockholders at the 2003 Annual Meeting on May 8, 2003 to serve as Class I director for a term of three years. In accordance with the terms of his election, his term expires at the 2006 Annual Meeting upon the election and qualification of his successor. He has been nominated to serve as a Class II director for a one-year term and until his successor shall have been elected and qualified.

It is intended that all proxies received, unless otherwise indicated, will be voted "FOR" the election of the Nominees. The affirmative vote of a plurality of the shares present at the Meeting (at which a quorum is present) is required to elect the Nominees. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES.

The Board knows of no reason why the Nominees will be unable to serve. If either of the Nominees should become unable to serve, the proxies will be voted for the election of such person as may be designated by the Board to replace such Nominee.

The following table presents information concerning the Nominees and the current Board of Directors and officers of the Fund. The information includes their positions and principal occupations during the last five years.

                                                      TERM OF                                     NUMBER OF
                                                    OFFICE AND                                  FUNDS IN FUND
                                                     LENGTH OF                                     COMPLEX
 NAME, ADDRESS AND            POSITION(S) HELD         TIME          PRINCIPAL OCCUPATION(S)     OVERSEEN BY    OTHER DIRECTORSHIPS
       DOB                      WITH FUND(1)          SERVED(1)       DURING PAST 5 YEARS         DIRECTOR*      HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                      INDEPENDENT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
The Rt. Hon. The Earl           Chairman and         Since 1994     Chairman of the Board of          1       Director of Schroder
of Cromer                     Director, Class I                     the Fund; Chief Executive                 Asia Pacific Fund
Finsbury Dials                                                      Officer of Cromer Associates              Limited; Director of
20 Finsbury Street                                                  Limited (family business);                Business Link Somerset
London EC2Y 9AQ                                                     Chairman of Lloyd George-                 Limited and Western
United Kingdom                                                      Standard Chartered China                  Provident Association;
DOB: 6/3/46                                                         Fund Limited and Philippine               former Director of
                                                                    Discovery Investment Company              Inchcape Pacific
                                                                    Limited (consulting).                     Limited, A1HQ.com
                                                                                                              Inc.; and former
                                                                                                              Director of Korea Asia
                                                                                                              Fund Limited.
------------------------------------------------------------------------------------------------------------------------------------
Alexander Reid Hamilton       Director, Class II     Since 1994     Director of Citic Pacific         1       See Principal
P.O. Box 12343                                                      Limited (infrastructure);                 Occupation.
General Post Office                                                 Director of China Cosco
Hong Kong                                                           Holdings Company (container
DOB: 10/4/41                                                        shipping); Director of Esprit
                                                                    Holdings Limited (clothing
                                                                    retail); Director of Shangri-La
                                                                    Asia Limited (hotels); and
                                                                    Director of Octopus Cards
                                                                    Limited (financial services).
------------------------------------------------------------------------------------------------------------------------------------
Julian M.I. Reid             Director, Class III     Since 1998     Chief Executive Officer of 3a     1       Director and Chairman
10 Frere Felix de Valois                                            Asset Management Limited;                 of The Korea Fund,
Street                                                              Director and Chairman of Morgan's         Inc. and Director of
Port Louis                                                          Walk Properties Limited.                  3a Global Growth Fund
Mauritius                                                                                                     Limited.
DOB: 8/7/44
------------------------------------------------------------------------------------------------------------------------------------
                                                    OFFICERS WHO ARE NOT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
A. Douglas Eu                Treasurer               Since 1997     Former Director of the Fund;      N/A               N/A
21st Floor, Chater House                                            Director, Chief Operations
8 Connaught Road                                                    Officer and Secretary of the
Central                                                             Investment Adviser; Chief
Hong Kong                                                           Executive Officer of JF Funds;
DOB: 8/27/61                                                        Director of JF Asset Management
                                                                    Limited; and Director of
                                                                    Ayudhya JF Asset Management.
------------------------------------------------------------------------------------------------------------------------------------
Simon J. Crinage             President               Since 2003     Former Director of the Fund;      N/A               N/A
Finsbury Dials                                                      Vice President, JPMorgan Asset
20 Finsbury Street                                                  Management since September
London EC2Y 9AQ                                                     2000. Prior to that, Director
United Kingdom                                                      of JPMorgan Asset Management
DOB: 5/10/65                                                        (UK) Limited.
------------------------------------------------------------------------------------------------------------------------------------
Hilary Lowe                  Secretary               Since 2005     Associate, JPMorgan Asset         N/A               N/A
Finsbury Dials                                                      Management since February 2002.
20 Finsbury Street
London EC2Y 9AQ
United Kingdom
DOB: 11/15/71
------------------------------------------------------------------------------------------------------------------------------------

*    JF China Region Fund, Inc. is the sole fund in the fund complex.

(1) The Rt. Hon. The Earl of Cromer, a Class I director, has been nominated for a three-year term that expires at the 2009 Annual Meeting. Mr. Hamilton has been nominated to serve as a Class II director for a one-year term that expires at the 2007 Annual Meeting. Mr. Reid, a ClassIII director, will serve until the 2008 Annual Meeting.

The following table sets forth the dollar range of equity securities in the Fund beneficially owned by each Director and Nominee as of March 1, 2006.

     -----------------------------------------------------------------------
                                             DOLLAR RANGE OF EQUITY
               NAME OF DIRECTOR             SECURITIES IN THE FUND(1)
     -----------------------------------------------------------------------
                            INDEPENDENT DIRECTORS(2)
     -----------------------------------------------------------------------
       The Rt. Hon. The Earl of Cromer           $10,001- $50,000
     -----------------------------------------------------------------------
       A. R. Hamilton                              $1 - $10,000
     -----------------------------------------------------------------------
       Julian M.I. Reid                            $1 - $10,000
     -----------------------------------------------------------------------

(1)  Valuation as of March 1, 2006.

(2) "Independent Directors" is defined as those directors who are not "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.


During the fiscal year ended December 31, 2005, the Board of Directors held a total of four meetings. The Board has an Audit Committee. The Audit Committee met twice during the fiscal year ended December 31, 2005. At present, the Audit Committee members are Messrs. Hamilton and Reid and The Rt. Hon. The Earl of Cromer. The Audit Committee meets with the Fund's independent registered public accounting firm to review whether satisfactory accounting procedures are being followed by the Fund and whether internal accounting controls are adequate, to inform itself with regard to non-audit services performed by the independent registered public accounting firm and to review fees charged by the independent registered public accounting firm. The Audit Committee, comprising all of the Independent Directors, also recommends to the Board of Directors the selection of the independent registered public accounting firm. All of the Independent Directors attended all the Board and Committee meetings (including committees other than the Audit Committee) for which they were eligible to attend. The Fund's Audit Committee Charter is available on the Fund's website at www.jfchinaregion.com.

The Board also has a Management Engagement Committee that is composed of all of the Directors, each of whom is an Independent Director. The Management Engagement Committee evaluates the investment performance of the Fund's portfolio and considers the renewal of the Fund's investment management contract, generally for an additional one-year period. The Management Engagement Committee met twice during the fiscal year ended December 31, 2005.

The Board of Directors has a Nominating Committee composed of all of the Directors. The members of the Nominating Committee are not "interested persons" of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act"), and also are "independent directors" of the Fund, as defined under the rules of the NYSE. The Nominating Committee met once during the fiscal year ended December 31, 2005. The Nominating Committee is responsible for identifying individuals believed to be qualified to become Directors and recommending to the Board of Directors such nominees to stand for election at the Fund's annual meeting of stockholders and to fill any vacancies on the Board. The Fund's Nominating Committee Charter is available on the Fund's website. A copy of the Nominating Committee Charter is attached hereto as Exhibit A.

The Fund's Nominating Committee believes that it is in the best interest of the Fund and its stockholders to obtain highly qualified candidates to serve as members of the Board of Directors. The Nominating Committee has not established a formal process for identifying candidates where a vacancy exists on the Board. In nominating candidates, the Nominating Committee shall take into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

The Fund's Nominating Committee will consider director candidates recommended by stockholders and submitted in accordance with applicable law and procedures as described in this Proxy Statement (see "Deadline For Stockholder Proposals" below).

The Fund does not have a formal policy regarding Board member attendance at the Annual Meeting of Stockholders. However, all of the Directors of the Fund then in office attended the May 12, 2005 Annual Meeting of Stockholders.

                     COMPENSATION OF DIRECTORS AND OFFICERS

A Director or officer of the Fund who is also an officer or employee of the Investment Adviser receives no remuneration from the Fund. The Directors of the Fund do not receive any pension or retirement benefits from the Fund or the Investment Adviser.

The table below sets forth the compensation paid by the Fund to its Directors who received such compensation for the year ended December 31, 2005:


                                                            PENSION OR
                                                            RETIREMENT
                                         AGGREGATE       BENEFITS ACCRUED       ESTIMATED      TOTAL COMPENSATION
                                       COMPENSATION       AS PART OF FUND    ANNUAL BENEFITS        FROM FUND
  NAME OF PERSON, POSITION               FROM FUND           EXPENSES        UPON RETIREMENT    PAID TO DIRECTORS
---------------------------------------------------------------------------------------------------------------
  The Rt. Hon. The Earl of
  Cromer,Chairman and Director            $30,200              None               None               $30,200
---------------------------------------------------------------------------------------------------------------
  A. R. Hamilton, Director                $27,200              None               None               $27,200
---------------------------------------------------------------------------------------------------------------
  Julian M.I. Reid, Director              $27,200              None               None               $27,200
---------------------------------------------------------------------------------------------------------------
  Total                                   $84,600              None               None               $84,600
---------------------------------------------------------------------------------------------------------------

The Directors' compensation from the Fund consists solely of Directors' and attendance fees. Each Director is paid an annual fee of $16,000 plus $1,400 per meeting attended and the Chairman is paid an annual fee of $19,000 plus $1,400 per meeting attended.

None of the executive officers of the Fund received any compensation from the Fund for the year ended December 31, 2005.

THE BOARD OF DIRECTORS, INCLUDING ALL THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" EACH NOMINEE AS DIRECTOR.

                             ADDITIONAL INFORMATION

                             AUDIT COMMITTEE REPORT


Notwithstanding anything to the contrary set forth in any of the Fund's previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 (the "1934 Act") that might incorporate future filings made by the Fund under those statutes, the following report shall not be deemed to be incorporated by reference into any prior filings or future filings made by the Fund under those statutes.

         (1)   MEMBERSHIP AND ROLE OF THE AUDIT COMMITTEE

The Audit Committee consists of Mr. Alexander R. Hamilton, Mr. Julian M.I. Reid and The Rt. Hon. The Earl of Cromer. Each of the members of the Audit Committee is independent as defined under the rules of the New York Stock Exchange. The Audit Committee operates under a written charter adopted by the Board of Directors, which was most recently approved by the Board on February 16, 2006.

The primary purpose of the Audit Committee is to assist the Board in monitoring the integrity of the financial statements of the Fund, the compliance by the Fund with legal and regulatory requirements, and the independence and performance of the Fund's external independent registered public accounting firm.

         (2) REVIEW OF THE FUND'S AUDITED FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2005

The Audit Committee has conducted specific oversight activities with respect to the Fund's audited financial statements for the year ended December 31, 2005. The Audit Committee has also reviewed and discussed them with the Investment Adviser. The Audit Committee has discussed with PricewaterhouseCoopers, LLP ("PwC"), the Fund's independent registered public accounting firm,the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

At its meeting on February 16, 2006, the Audit Committee also received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Audit Committee discussed the independence of PwC with that firm.

Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board that the audited financial statements for the year ended December 31, 2005 be included in the Fund's annual report to shareholders required by Section 30(e) of the 1940 Act, and filed with the SEC as required by Rule 30d-1 under the 1940 Act.

Audit Committee
Alexander R. Hamilton, Chairman
The Rt. Hon. The Earl of Cromer
Julian M.I. Reid

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PwC, located at 2001 Market Street, Philadelphia, Pennsylvania 19103 has been selected as the independent registered public accounting firm by a unanimous decision of the Board of Directors to audit the accounts of the Fund for and during 2006. This firm served as the independent registered public accounting firm of the Fund for 2005. The Board does not know of any direct or indirect financial interest of PwC in the Fund.

A representative of PwC will be present at the Meeting, will have the opportunity to make a statement if he desires to do so, and will be available to answer questions.

Set forth in the table below are audit fees and non-audit related fees billed to the Fund by PwC for professional services received during and for the Fund's fiscal years ended December 31, 2004 and 2005, respectively. No fees were billed by PwC to the Fund's Investment Adviser or its affiliates.

------------------------------------------------------------------------------------------------------------
 FISCAL YEAR ENDED
    DECEMBER 31            AUDIT FEES        AUDIT-RELATED FEES*       TAX FEES       ALL OTHER FEES
------------------------------------------------------------------------------------------------------------
       2004                 $36,750                 --                    --               --
------------------------------------------------------------------------------------------------------------
       2005                 $37,244                 --                    --               --
------------------------------------------------------------------------------------------------------------

----------------------
* "Audit-Related Fees" are those fees billed to the Fund by PwC in connection with services reasonably related to the performance of the audit of the Fund's financial statements.

The Fund's Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the auditors to the Fund, and all non-audit services to be provided by the auditors to the Fund's Investment Adviser and any service providers controlling, controlled by or under common control with the Fund's Investment Adviser that provide on-going services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund, or to establish detailed pre-approval policies and procedures for such services in accordance with applicable laws. All of the audit services described above for which PwC billed the Fund for the fiscal years ended December 31, 2004 and December 31, 2005 were pre-approved by the Audit Committee.

For the Fund's fiscal year ended December 31, 2005, PwC did not provide any non-audit services to the Fund's Investment Adviser or to any affiliates thereof that provide services to the Fund.

                             THE INVESTMENT ADVISER

The Fund's Investment Adviser is JF International Management, Inc., which was incorporated in the British Virgin Islands in 1992 and is registered as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended. The Investment Adviser's principal address is 21st Floor, Chater House, 8 Connaught Road Central, Hong Kong.

                                THE ADMINISTRATOR

The Fund's Administrator is PFPC Inc., whose address is 301 Bellevue Parkway, Wilmington, Delaware 19809, USA.

                       DEADLINE FOR STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at the 2007 Annual Meeting of the Stockholders of the Fund must be received by December 7, 2006 to be included in the Proxy Statement. A Stockholder seeking to have a proposal considered at the 2007 Annual Meeting where the proposal is not received by December 7, 2006, should notify the Fund no later than January 30, 2007. If notice is not received by January 30, 2007, then the persons appointed as proxies may vote on the proposal as they see fit, notwithstanding that stockholders have not been advised of the proposal in the Proxy Statement. Any proposal submitted by stockholders must comply in all respects with the following: (1) the rules and regulations of the SEC; (2) the provisions of the Fund's Amended Articles of Incorporation and Bylaws; and (3) Maryland law. The Fund expects the 2007 Annual Meeting will be held in May of 2007.

The Fund does not have a specified process for stockholders to send communications to the Board, however, stockholders are able to communicate to the Board via the Fund's address at 301 Bellevue Parkway, Wilmington, Delaware 19809, USA in care of PFPC Inc. (the "Administrator"). All communications received from stockholders by the Administrator are forwarded to the Board or to the specified Board member, as the case may be, for consideration and response.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the 1934 Act requires the Fund's directors and officers, certain persons affiliated with the Investment Adviser and persons who beneficially own more than 10% of a registered class of the Fund's securities, to file reports of ownership and changes of ownership with the SEC, the New York Stock Exchange, Inc. and the Fund. Directors, officers and greater-than-10% shareholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file.

Based solely upon its review of the copies of such forms received by it and written representations from certain of such persons, the Fund believes that during 2005, all such filing requirements applicable to such persons were met.

                                  OTHER MATTERS


The Board of Directors of the Fund knows of no other matters to be presented for action at the Meeting other than those mentioned above; however, if any other matters properly come before the Meeting, it is intended that the persons named in the accompanying proxy will vote on such other matters in accordance with their judgment of the best interests of the Fund.

All proxies received will be voted in favor of all of the proposals unless otherwise directed therein.

                                    EXHIBIT A


             JF CHINA REGION FUND, INC. NOMINATING COMMITTEE CHARTER


1.   NOMINATING COMMITTEE

     It was resolved that a Committee of the Board of JF China Region Fund, Inc. (the "Board") to be known as the Nominating Committee (the "Committee") be hereby constituted. The Committee shall be governed as follows:

2.   MEMBERSHIP

     2.1. The Committee shall be appointed by the Board amongst the disinterested directors of the Company and shall comprise a chairman and at least 2 other directors.

     2.2. The Board shall appoint the Committee chairman who could be the Chairman of the Board. In the absence of the Committee chairman and/or an appointed deputy, the remaining members present shall elect one of their number to chair the meeting.

     2.3. If a regular member is unable to act due to absence, illness or any other cause, the chairman of the Committee may appoint another director of the Company to serve as an alternate member.

     2.4. Care should be taken to minimise the risk of any conflict of interest.

3.   SECRETARY

     3.1. The Company Secretary or his nominee shall act as the secretary of the Committee.

4.   QUORUM

     4.1. The quorum necessary for the transaction of business shall be two. A duly convened meeting of the Committee at which a quorum is present shall be competent to exercise all or any of the authorities, powers and discretions vested in or exercisable by the Committee.

5.   FREQUENCY OF MEETINGS

     5.1. The Committee shall meet as frequently as the Chairman deems necessary. Directors being considered will not be present at the meeting.

6.   NOTICE OF MEETINGS

     6.1. Meetings of the Committee shall be convened by the secretary of the Committee at the request of the chairman of the Committee.

     6.2. Unless otherwise agreed, notice of each meeting confirming the venue, time and date together with an agenda of items to be discussed, shall be forwarded to each member of the Committee no fewer than 10 working days prior to the date of the meeting.

7.   MINUTES OF MEETINGS

     7.1. The secretary shall minute the proceedings and resolutions of all Committee meetings, which shall be circulated to all members of the Board.

8.   ANNUAL GENERAL MEETING

     8.1. The Chairman of the Committee shall attend the Annual Meeting and be prepared to respond to any shareholder questions on the Committee's activities.

9.   DUTIES

     9.1.   The Committee shall:

            9.1.1. be responsible for identifying, from a variety of sources including the possible use of search consultants, and nominating for the approval of the Board, candidates to fill Board vacancies as and when they arise;

            9.1.2. satisfy itself with regard to succession planning, that appropriate processes and plans are in place with regard to Board appointments;

            9.1.3. ensure on appointment that a candidate has sufficient time to undertake the role and, if applicable, review his commitments and training;

            9.1.4. make recommendations to the Board as regards the
                   re-appointment of any director at the conclusion of his or her specified term of office.

10.  DIRECTORS' FEES

     10.1. To consider directors' fees on an annual basis, or as and when required, for a recommendation to be put to the Board.

     10.2. This can be done with reference, for example, to research conducted on competitor funds as well as any available independent research.

11.  AUTHORITY

     11.1. The Committee is authorised by the Board to investigate any activity within its terms of reference and to seek any information it requires.

     11.2. The Committee is authorised by the Board to obtain, at the Company's expense, outside legal or other professional advice on any matters within its terms of reference. However, prior to doing this the Committee should consult with the Chairman of the Board to agreed fee levels.

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

JF CHINA REGION FUND, INC.

                                           [ ] Mark this box with an X if you
                                               have made changes to your name or
                                               address details above.

ANNUAL MEETING PROXY CARD

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH NOMINEE AS DIRECTOR.


A ELECTION OF DIRECTORS

1. Nominees:
                                        FOR       WITHHOLD
01 - The Rt. Hon. The Earl of Cromer    [ ]          [ ]
02 - Alexander Reid Hamilton            [ ]          [ ]

COMMENTS

Mark this box with an X if you have made comments below.    [ ]
_______________________________________________________________
_______________________________________________________________
_______________________________________________________________
_______________________________________________________________
_______________________________________________________________

B AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR
  INSTRUCTIONS TO BE EXECUTED.

Please sign exactly as name(s) appear(s) hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.



Signature 1 - Please keep signature within the box
__________________________________________________________

Signature 2 - Please keep signature within the box
__________________________________________________________

Date (mm/dd/yyyy)
__/__/____

PROXY - JF CHINA REGION FUND, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED STOCKHOLDER of JF China Region Fund, Inc. (the "Fund") hereby appoints Andre Morgan, John DelPrete and Wade Boylan, and each of them, the lawful attorneys and proxies of the undersigned with full power of substitution to vote, as designated below, all shares of Common Stock of the Fund which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Thursday, May 11, 2006, at 10:00 a.m., at One Liberty Plaza, 39th Floor Conference Center, New York, New York 10006, and at any and all adjournments thereof with respect to the matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated April 4, 2006, receipt of which is hereby acknowledged, and any other matters arising before such Annual Meeting or any adjournment thereof.

Properly executed proxies will be voted (or the vote on such matters will be withheld on specific matters) in accordance with instructions appearing on the proxy. In the absence of specific instructions, proxies will be voted FOR the election of the nominees as directors and in the best discretion of the proxyholders as to any other matters. Please refer to the Proxy Statement for a discussion of the proposal.


PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

       _________________________________________________________________

Dear Stockholder,

Please take note of the important information enclosed with this Proxy Ballot. Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the box on this proxy card to indicate how your shares will be voted. Then sign and date, and return your proxy vote in the enclosed postage paid envelope. Your vote must be received prior to the Annual Meeting of Stockholders, May 11, 2006.

Thank you in advance for your prompt consideration of this matter.

Sincerely,

JF China Region Fund, Inc.